POWER OF ATTORNEY

I appoint Sheri Morris and Jeffrey Kupor, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Invesco Funds (including each series thereof, as applicable, a “Fund”) listed on Schedule A attached hereto and incorporated herein, effective June 10, 2019, to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Jeffrey Kupor, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Jeffrey Kupor lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Beth Ann Brown
Beth Ann Brown

Date: June 10, 2019

Schedule A

Closed-End Funds

Invesco Senior Loan Fund

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Sheri Morris and Jeffrey Kupor, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Invesco Funds (including each series thereof, as applicable, a “Fund”) listed on Schedule A attached hereto and incorporated herein, effective June 10, 2019, to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Jeffrey Kupor, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Jeffrey Kupor lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Elizabeth Krentzman
Elizabeth Krentzman

Date: June 10, 2019

Schedule A

Closed-End Funds

Invesco Senior Loan Fund

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Sheri Morris and Jeffrey Kupor, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Invesco Funds (including each series thereof, as applicable, a “Fund”) listed on Schedule A attached hereto and incorporated herein, effective June 10, 2019, to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Jeffrey Kupor, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Jeffrey Kupor lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Joel Motley
Joel Motley

Date: June 10, 2019

Schedule A

Closed-End Funds

Invesco Senior Loan Fund

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Sheri Morris and Jeffrey Kupor, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Invesco Funds (including each series thereof, as applicable, a “Fund”) listed on Schedule A attached hereto and incorporated herein, effective June 10, 2019, to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Jeffrey Kupor, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Jeffrey Kupor lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ James Vaughn
James Vaughn

Date: June 10, 2019

Schedule A

Closed-End Funds

Invesco Senior Loan Fund

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Sheri Morris and Jeffrey Kupor, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Invesco Funds (including each series thereof, as applicable, a “Fund”) listed on Schedule A attached hereto and incorporated herein, effective June 10, 2019, to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Jeffrey Kupor, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Jeffrey Kupor lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Daniel S. Vandivort
Daniel S. Vandivort

Date: June 10, 2019

Schedule A

Closed-End Funds

Invesco Senior Loan Fund

Open-End Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust